                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996


                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 6/17/96

                                                        Total $              Per $1,000
                                                        Amount               Original
                                                      ----------           ------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $ 10,266,321.72

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         $ 10,266,321.72

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)                5.50%
          b. Class A-1 Interest                        509,396.25              4.24496875
          c. Class A-2 Remittance Rate(5.85%)                5.85%
          d. Class A-2 Interest                        243,750.00              4.87500000
          e. Class A-3 Remittance Rate(6.20%)                6.20%
          f. Class A-3 Interest                        180,833.33              5.16666657
          g. Class A-4 Remittance Rate(6.50%)                6.50%
          h. Class A-4 Interest                        270,833.33              5.41666660
          i. Class A-5 Remittance Rate(7.00%)                7.00%
          j. Class A-5 Interest                        443,041.67              5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                        .00                     .00

     (4)  Remaining:
          a. Unpaid Class A Interest
              Shortfall                                       .00                     .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                    7,117,370.26                     N/A
          a. Scheduled Principal                       413,571.25                     N/A
          b. Principal Prepayments                   1,712,031.52                     N/A
          c. Liquidated Contracts                             .00                     N/A
          d. Repurchases                             4,991,767.49                     N/A
     (6)  Pool Scheduled Principal
           Balance                                 382,790,382.58            959.93555054
    (6a)  Pool Factor                                   .95993555

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996


                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 6/17/96

                                                        Total $              Per $1,000
                                                        Amount               Original
                                                      ----------           ------------
  (7) Unpaid Class A Principal Shortfall
      (if any) following prior Remittance
      date                                                      .00

  (8) Class A Percentage for such Remittance
      Date                                                    91.81%

  (9) Class A Percentage for the following
      Remittance Date                                         91.66%

 (10) Class A Principal Distribution:
      a. Class A-1                                     7,117,370.26           59.31141883
      b. Class A-2                                              .00                   .00
      c. Class A-3                                              .00                   .00
      d. Class A-4                                              .00                   .00
      e. Class A-5                                              .00                   .00

 (11) Class A-1 Principal Balance                    104,023,629.58          866.86357983
(11a) Class A-1 Pool Factor                               .86686358

 (12) Class A-2 Principal Balance                     50,000,000.00          1000.0000000
(12a) Class A-2 Pool Factor                              1.00000000

 (13) Class A-3 Principal Balance                     35,000,000.00          1000.0000000
(13a) Class A-3 Pool Factor                              1.00000000

 (14) Class A-4 Principal Balance                     50,000,000.00          1000.0000000
(14a) Class A-4 Pool Factor                              1.00000000

 (15) Class A-5 Principal Balance                     75,950,000.00          1000.0000000
(15a) Class A-5 Pool Factor                              1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                      .00

C.  Aggregate Scheduled Balances and Number
    of Delinquent Contracts as of
    Determination Date

 (17) 31-59 days                                       2,450,827.08                    71

 (18) 60 days or more                                  1,332,538.64                    39

 (19) Current Month Repossessions                        382,137.13                    13

 (20) Repossession Inventory                             596,915.14                    19

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 6/17/96

                                                                           Total $              Per $1,000
                                                                           Amount               Original
                                                                         ----------           ------------
 (21) Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                                            .35%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                                               .21%

 (22) Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                                            .64%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                                               .39%

 (23) Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from February 1, 2000 to
          January 31, 2001, 6.5% from February 1, 2001 to
          January 31, 2002, 8.5% from February 1, 2002 to
          January 31, 2003 and 9.5% thereafter)                                                        0%

 (24) Current Realized Losses Test

      (a) Current Realized Losses for current Remittance Date                                          0
      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                                                        0%

 (25) Class M-1 Principal Balance Test

      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (may not
          exceed 25.5%)                                                                            17.39%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 6/17/96

                                                                           Total $              Per $1,000
                                                                           Amount               Original
                                                                         ----------           ------------
 (26) Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,975.335.00                                                                 .00%

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                                           8.19%

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
       PASS-THROUGH CERTIFICATES, SERIES 1996-1
                CLASS M1 CERTIFICATES
                   MONTHLY REPORT
                     May, 1996               CUSIP#'S  393505LF7
                       Page 5                TRUST ACCOUNT #13210501
                                             REMITTANCE DATE: 6/17/96

                                                           Total $              Per $1,000
                                                           Amount               Original
                                                         ----------           ------------
CLASS M1 CERTIFICATES
- ---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                                     1,501,096.88

A.    Interest
 (28) Aggregate interest
      a.  Class M-1 Remittance Rate (7.00%,
          unless Weighted Average Contract
          Rate is below 7.00%)                                   7.00%
      b.  Class M-1 Interest                               209,416.67             5.83333343

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                           .00                      0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                           .00                      0

 (31) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                     .00                      0

 (32) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                     .00                      0

B.    Principal
 (33) Formula Principal Distribution Amount
      a.  Scheduled Principal                                     .00                    N/A
      b.  Principal Prepayments                                   .00                    N/A
      c.  Liquidated Contracts                                    .00                    N/A
      d.  Repurchases                                             .00                    N/A

 (34) Class M-1 Principal Balance                       35,900,000.00          1000.00000000
(34a) Class M-1 Pool Factor                                1.00000000

 (35) Class M-1 Percentage for such Remittance
      Date                                                        .00%

 (36) Class M-1 Percentage for the following
      Remittance Date                                             .00%

 (37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                     .00             0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                    .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                        .00

           GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.96%, 7.00%
       PASS-THROUGH CERTIFICATES, SERIES 1996-1
                CLASS B CERTIFICATES
                   MONTHLY REPORT
                     May, 1996               CUSIP#'S 393505LG5,LH3
                                             REMITTANCE DATE: 6/17/96

                                                                 Total $              Per $1,000
                                                                 Amount               Original
                                                               ----------           ------------
Class B1 Certificates
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                                  1,291,680.21

  (2)  Class B-1 Remittance Rate (6.95% unless
       Weighted Average Contract Rate is
       below 6.95%)                                                    6.95%

  (3)  Aggregate Class B1 Interest                                92,377.08            5.79166646

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                            .00                   .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                               .00                   .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                                .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                                .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                         .00

 (8a)  Class B Percentage for such Remittance Date                      .00

 (8b)  Class B Percentage for the following
       Remittance Date                                                  .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                           .00

(10a)  Class B1 Principal Shortfall                                     .00

(10b)  Unpaid Class B1 Principal Shortfall                              .00

 (11)  Class B Principal Balance                              31,916,753.00

 (12)  Class B1 Principal Balance                             15,950,000.00

 (13)  Remaining Amount Available                              1,199,303.13

Class B2 Certificates
- ---------------------

 (14)  Class B-2 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is less than 7.30%)                                        7.30%

 (15)  Aggregate Class B2 Interest                                97,131.08            6.08333329

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.96%, 7.00%
       PASS-THROUGH CERTIFICATES, SERIES 1996-1
                CLASS B CERTIFICATES
                   MONTHLY REPORT
                     May, 1996               CUSIP#'S 393505LG5,LH3
                                             REMITTANCE DATE: 6/17/96

                                                                   Total $              Per $1,000
                                                                   Amount               Original
                                                                 ----------           ------------
 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                              .00                    .00

 (17)  Remaining Unpaid Class B2
       Interest Shortfall                                                 .00                    .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                               .00

 (19)  Class B2 Principal Liquidation Loss Amount                         .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                               .00

 (21)  Guarantee Payment                                                  .00

 (22)  Class B2 Principal Balance                               15,966,753.00

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                            162,461.56

 (24)  Class C Residual Payment                                    939,710.49

 (25)  Class M-1 Interest Deficiency on such
       Remittance Date                                                    .00

 (26)  Class B-1 Interest Deficiency on such
       Remittance Date                                                    .00

 (27)  Repossessed Contracts                                       382,137.13

 (28)  Repossessed Contracts Remaining
       in Inventory                                                596,915.14

 (29)  Weighted Average Contract Rate                                 9.78146

                                      GTFC
                                     1996-1
                                    May 1996
                          Contracts Repurchased Due to
                    Breach of Representations and Warranties

Account#            Principal             Interest              Amount
- --------            ----------            --------            ----------

21419144             52,533.06              288.93             52,821.99
21419161             80,356.11              441.96             80,798.07
23417531             74,627.48              410.45             75,037.93
24411393            130,152.00              715.84            130,867.84
28422583             49,920.16              274.56             50,194.72
29415557             58,940.90              324.17             59,265.07
29415673             54,955.81              302.26             55,258.07
29415733             48,559.77              267.08             48,826.85
29415734             52,221.83              287.22             52,509.05
29415793             41,330.98              227.32             41,558.30
29415841             77,288.25              425.09             77,713.34
29415891             45,413.15              249.77             45,662.92
45403511             78,943.81              434.19             79,378.00
45403565            119,328.50              656.31            119,984.81
50422010             53,964.96              296.81             54,261.77
50422129             76,328.60              419.81             76,748.41
50422166             56,048.23              308.27             56,356.50
50422186             48,805.57              268.43             49,074.00
50422239             76,859.60              422.73             77,282.33
50422292             72,624.93              399.44             73,024.37
50422410             67,094.24              369.02             67,463.26
50422448             52,258.42              287.42             52,545.84
50422473             51,968.74              285.83             52,254.57
50422498             74,035.17              407.19             74,442.36
50422555             42,302.91              232.67             42,535.58
50422600             75,216.27              413.69             75,629.96
52411549             62,666.76              344.67             63,011.43
52411835             91,218.60              501.70             91,720.30
52411957             79,911.90              439.52             80,351.42
53417841             73,144.77              402.30             73,547.07
53417953             56,804.10              312.42             57,116.52
53418064             77,740.70              427.57             78,168.27
53418151             65,580.60              360.69             65,941.29
53418328            106,290.25              584.60            106,874.85
53418343             99,936.13              549.65            100,485.78
53418361            137,510.28              756.31            138,266.59
53418374             61,476.42              338.12             61,814.54
57416818             64,650.02              355.58             65,005.60
57416835             96,466.30              530.56             96,996.86
57416845             61,520.81              338.36             61,859.17
57416860             89,878.75              494.33             90,373.08
57416937             82,127.85              451.70             82,579.55
57416940             73,893.67              406.42             74,300.09
57416954             73,965.81              406.81             74,372.62
57416998             66,721.00              366.97             67,087.97
57417012             76,417.42              420.30             76,837.72
57417022             72,401.83              398.21             72,800.04
57417055             59,563.66              327.60             59,891.26
57417073             85,043.18              467.74             85,510.92
57417076             49,136.71              270.25             49,406.96
57417113             46,843.27              257.64             47,100.91

                                      GTFC
                                     1996-1
                                    May 1996
                          Contracts Repurchased Due to
                    Breach of Representations and Warranties

Account#            Principal               Interest                Amount
- --------            ----------              --------              ----------

57417141             88,021.06                484.12               88,505.18
57417142             62,216.07                342.19               62,558.26
57417157             47,959.85                263.78               48,223.63
57417207             65,784.83                361.82               66,146.65
65414535             60,040.92                330.23               60,371.15
65414646             81,676.25                449.22               82,125.47
65414651             87,753.64                482.65               88,236.29
65414701             67,591.65                371.75               67,963.40
73419612             85,141.92                468.28               85,610.20
76417540             59,087.97                324.98               59,412.95
80417295            113,352.29                623.44              113,975.73
80417302            109,506.77                602.29              110,109.06
80417570             82,640.75                454.52               83,095.27
80417717             89,048.41                489.77               89,538.18
92404108             72,512.82                398.82               72,911.64
93414324             65,566.21                360.61               65,926.82
96420807             63,212.46                347.67               63,560.13
98402316             67,663.38                372.15               68,035.53


TOTALS           $4,991,767.49            $27,454.77           $5,019,222.21
                 =============            ==========          ==============